PANTHEON CHINA ACQUISITION CORP.

_____________ ___, 2006

Beijing Kiview Real Estate Agency Ltd.
3106B, Office Tower A
Beijing Fortune Plaza 7 Dongsanhuan Zhonglu
Chaoyang District
Beijing 100020, China

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Pantheon China Acquisition Corp. (“PCAC”) and continuing until the earlier of the consummation by PCAC of a “Business Combination” (as described in PCAC’s IPO prospectus) or PCAC’s liquidation (the “Termination Date”), Beijing Kiview Real Estate Agency Ltd. shall make available to PCAC certain office and secretarial services as may be required by PCAC from time to time, situated at 3106B, Office Tower A, Beijing Fortune Plaza 7 Dongsanhuan Zhonglu, Chaoyang District Beijing 100020, China. In exchange therefore, PCAC shall pay Beijing Kiview Real Estate Agency Ltd. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours, PANTHEON CHINA ACQUISITION CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

BEIJING KIVIEW REAL ESTATE AGENCY LTD.

By: ________________________
Name:
Title: